UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2004

                          WIRELESS TELECOM GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      1-11916                 22-2582295
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

          25 Eastmans Road, Parsippany, New Jersey       07054
          (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (201) 261-8797

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 19, 2004, the Registrant issued a press release relating to certain management changes. A copy of the press release is furnished as Exhibit
99.1 to this Current Report.

         The information in this Current Report and the exhibits attached hereto are being "furnished" hereunder and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference into any filings made by the Registrant with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2004               Wireless Telecom Group, Inc.

                                    By:
                                    /s/ Paul Genova
                                    --------------------------------------------
                                    Name:     Paul Genova
                                    Title:    President, Chief Financial Officer






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                                 EXHIBIT INDEX

EXHIBIT                    DESCRIPTION
-------                    -----------

 99.1                      Registrant's press release dated March
                           19, 2004 announcing certain management changes.*

* Furnished herewith.